N O V E M B E R 2 0 1 7

FORWARD LOOKING STATEMENTS Certain statements contained in this investor presentation constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of performance. They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Consequently, the future results, financial condition and business of Vornado Realty Trust (“Vornado”), may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as “approximates”, “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans”, “would”, “may” or similar expressions in this presentation. We also note the following forward-looking statements: in the case of our development and redevelopment projects, the estimated completion date, estimated project cost and cost to complete; and stabilized yields, estimates of future capital expenditures, dividends to common and preferred shareholders and operating partnership distributions. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict. These factors include, among others: the timing of and costs associated with property improvements, financing commitments, and general competitive factors. For further discussion of factors that could materially affect the outcome of our forward-looking statements and other risks and uncertainties, see “Risk Factors” in Vornado’s Annual Report on Form 10-K, as amended, for the year ended December 31, 2016 and subsequent quarterly periodic reports filed with the SEC. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date of this presentation. Market Data Market data and industry forecasts are used in this presentation, including data obtained from publicly available sources. These sources generally state that the information they provide has been obtained from sources believed to be reliable but the accuracy and completeness of the information are not assured. Vornado has not independently verified any of such information. Non-GAAP Financial Measures This presentation includes non-GAAP measures. Management uses these non-GAAP measures as supplemental performance measures for its assets and believes they provide useful information to investors, but they may not be comparable to other real estate companies’ similarly captioned measures. Additional information about these non-GAAP measures, including a reconciliation to the most comparable GAAP measure, can be found on pages 29-32. I

NON-GAAP FINANCIAL MEASURES This investor presentation contains certain non-GAAP financial measures, including earnings before interest, taxes, depreciation and amortization (“EBITDA”) and net operating income (“NOI”). EBITDA represents “Earnings Before Interest, Taxes, Depreciation and Amortization.” NOI represents “Net Operating Income” on a cash basis. EBITDA and NOI are calculated on an Operating Partnership basis which is before allocation to the noncontrolling interest of the Operating Partnership. We consider EBITDA the primary non-GAAP financial measure for making decisions and assessing the unlevered performance of our segments as it relates to the total return on assets as opposed to the levered return on equity. As properties are bought and sold based on EBITDA and NOI, we utilize these measures to make investment decisions as well as to compare the performance of our assets to that of our peers. We also consider NOI a key non-GAAP financial measure. NOI is before general and administrative expenses, straight-line rental income and expense, amortization of acquired below and above market leases, net, acquisition and transaction related costs, our share of net realized and unrealized gains or losses from our real estate fund investments, impairment losses, gains on disposal of assets and other non-cash adjustments. EBITDA and NOI should not be considered as substitutes for net income. EBITDA and NOI may not be comparable to similarly titled measures employed by other companies. A reconciliation of EBITDA and NOI to net income, the most directly comparable GAAP measure, is provided on pages 29-32. These non-GAAP financial measures are used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers because they exclude the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. These metrics do not represent cash generated from operating activities and are not necessarily indicative of cash available to fund obligations and should not be considered as an alternative to net income as performance measures or cash flow as liquidity measures. These non-GAAP metrics may not be comparable to similarly titled measures employed by other companies. II

WE HAVE SIMPLIFIED AND FOCUSED IN THE RELENTLESS PURSUIT OF SHAREHOLDER VALUE

VORNADO REALTY TRUST

In the past few years, we have exited multiple business lines and non-core holdings - $15.7 billion of total transactions

- Disposed of $6.1 billion of non-core assets including regional malls, the Mart business (retaining theMART building in Chicago) and other non-core investments
- Spun off strip shopping centers into Urban Edge Properties (NYSE: UE) in a $3.6 billion transaction
- With the recent completion of the DC spin-merger ($6.0 billion transaction value at share), we have created three best-in-class, highly focused REITs

URBAN EDGE PROPERTIES

- Focused, pure-play Northeastern shopping center business with strong growth profile
- Irreplaceable portfolio of properties concentrated in dense, high barrier to entry markets with attractive demographics
- Embedded growth opportunities from redevelopment and anchor repositioning projects
- Proven management team

VORNADO REALTY TRUST

- Peerless NYC focused real estate company with premier office assets and the only publicly investable high street retail portfolio of unique quality and scale
- Trophy assets in best NYC submarkets
- Attractive built-in growth from recently signed leases
- Best-in-class management team, now with singular NYC focus, with proven record of value creation
- Fortress balance sheet

JBG SMITH PROPERTIES

- Vornado combined its Washington, DC business with The JBG Companies
- Vornado shareholders owned ~74% at time of spin
- Largest[1], pure-play, mixed-use operator focused solely on Washington, DC
- Best-in-class Washington, DC focused management team with proven record of success
- Premier portfolio of mixed-use (office, multifamily and retail) assets in Metro-served, urban infill submarkets
- Significant near-term embedded growth prospects as well as substantial pipeline of future development opportunities

1. Based on Commercial SF as reported per latest financial statements for public office REITs with Washington, DC exposure

1

• Following the Washington, D.C. spin-oﬀ, Vornado RemainCo will be a pure-play New York City real estate company, with an irreplaceable NYC portfolio generating 89% of the Company’s pro forma EBITDA1 • In addition, Vornado RemainCo will continue to own the prime franchise assets in San Francisco (555 California Street totaling 1.8 MM SF) and Chicago (theMART spanning 3.7 MM SF) - 11% of Vornado RemainCo EBITDA1 • 10 year track record of same-store NOI growth superior to peers – reﬂects the quality of Vornado RemainCo’s portfolio and strength of management team • Own 82 properties totaling 24.0MM SF2 in New York City with blue chip tenant roster • NYC high street retail is amongst the scarcest and most valuable real estate in the world – 30% of Vornado RemainCo EBITDA (97.1% occupancy)3 – Portfolio encompasses 3.1 MM SF2 in 72 properties – 55% of NOI comes from upper Fifth Avenue & Times Square (the two premier submarkets), both locked up with high-quality tenants – 20% of NOI comes from Penn Plaza, prime for redevelopment Peerless NYC focused real estate company with premier oﬃce assets and the only publicly investable high street retail portfolio of scale Vornado RemainCo EBITDA1 1. Refers to 1Q17 trailing twelve months adjusted EBITDA excluding the Real Estate Fund. 2. Square footage (“SF”) at share. 3. Occupancy as of 1Q17, reﬂects VNO share. 3 V O R N A D O R E M A I N C O 59% 30% 11% NYC Oﬃce NYC High Street Retail theMART / 555 California VORNADO Peerless NYC focused real estate company with premier office assets and the only publicly investable high street retail portfolio of scale • Vornado is a pure-play New York City real estate company, with an irreplaceable NYC portfolio generating 89% of the Company’s EBITDA1 • Own 88 properties totaling 28.4MM SF* (22.5MM SF at share*) in New York City with blue chip tenant roster • NYC office business includes trophy assets in best submarkets – portfolio encompasses 20.2MM SF (17.0MM SF* at share) in 37 properties (97.0% occupancy)2 - Well positioned with over 50% of office portfolio in fast growing west side of Manhattan • NYC high street retail is amongst the scarcest and most valuable real estate in the world – 30% of Vornado EBITDA (95.7% occupancy)2 - Portfolio encompasses 2.7MM SF* (2.5MM SF at share*) in 72 properties - Over 50% of NOI comes from Upper Fifth Avenue and Times Square (the two premier submarkets), leased for term with high quality tenants - 19% of NOI comes from Penn Plaza, primed for redevelopment • Once-in-a-lifetime redevelopment opportunity with Penn Plaza holdings • Fortress balance sheet with investment grade credit rating • 10 year track record of same-store NOI growth superior to peers – reflects the quality of Vornado's portfolio and strength of management team • In addition, Vornado owns the prime franchise assets in San Francisco (555 California Street totaling 1.7MM SF* (1.2 MM SF at share*) and Chicago (theMART spanning 3.7 MM SF owned and at share*) - 11% of Vornado EBITDA1 Vornado EBITDA1 1. Refers to EBITDA, as adjusted for the trailing twelve months ended September 30, 2017,excluding corporate G&A, our Real Estate Fund, and other 2. Occupancy as of September 30, 2017, at share * In Service 2

VORNADO SELECT NEW YORK CITY OFFICE PROPERTIES PLAZA DISTRICT PENN PLAZA DISTRICT MIDTOWN SOUTH CHELSEA / MEATPACKING 666 FIFTH AVENUE 640 FIFTH AVENUE 689 FIFTH AVENUE888 SEVENTH AVENUE 650 MADISON AVENUE 280 PARK AVENUE 350 PARK AVENUE 330 W 34TH STREET ONE PENN / TWO PENN PLAZA7 WEST 34TH STREET 731 LEXINGTON AVENUE 1290 AVENUE OF THE AMERICAS 61 NINTH AVENUE 512 WEST 22ND STREET 85 TENTH AVENUE 330 MADISON AVENUE 90 PARK AVENUE ONE PARK AVENUE 770 BROADWAY MIDTOWN 11 PENN PLAZA MOYNIHAN OFFICE BUILDING PARK AVENUE GRAND CENTRAL 3

VORNADO BLUE-CHIP OFFICE TENANT ROSTER 4

VORNADO NEW YORK OFFICE - WELL POSITIONED BY SUBMARKET WITH STAGGERED LEASE EXPIRATIONS Penn Plaza 39% Midtown 24% Plaza District 20% Midtown South 9% Chelsea/Meatpacking 3% Other 5% NEW YORK OFFICE SUBMARKET BY SQUARE FOOT AS OF 9/30/2017 1% 6% 5% 9% 7% 5% 11% 8% 5% 8% 6% 29% - 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 5,000 T ho us an ds o f S F NEW YORK OFFICE EXPIRATIONS BY SQUARE FOOT AS OF 9/30/2017 Weighted Average Lease Term: 7.90 Years 5

677 MADISON AVENUE 435 SEVENTH AVENUE 1535 & 1540 BROADWAY 640 FIFTH AVENUE 650 MADISON AVENUE 759-771 MADISON AVENUE 689 FIFTH AVENUE 595 MADISON AVENUE 666 FIFTH AVENUE 828-850 MADISON AVENUE 697 FIFTH AVENUE 478-486 BROADWAY655 FIFTH AVENUE 510 FIFTH AVENUE VORNADO SELECT NEW YORK CITY STREET RETAIL PROPERTIES 6

VORNADO DOMINANCE OF THE KEY HIGH STREET RETAIL SUBMARKETS IN MANHATTAN FIFTH A V EN U E 59 58 57 56 55 54 53 52 51 50 C EN TR A L PA R K Bergdorf Men’s Louis Vuitton Apple Bergdorf Goodman Bvlgari Tif_fany & Co. Trump Tower Gucci Armani Dolce & Gabanna Omega Breguet Ralph Lauren ST. REGIS HOTEL ST. THOMAS CHURCH PL A Z A HOTEL ST. PATRICK’S CATHEDRAL Valentino MAC Massimo Dutti Tommy Hilf_iger St. John’s Rolex Lindt Ermenegildo Zegna Salvatore Ferragamo Cartier Versace Gant H. Stern Jewelry Armani Exchange Piaget Mikimoto Prada Abercrombie & Fitch Harry Winston Henri Bendel Wempe Peninsula Hotel University Club UNIQLO Tissot Hollister Zara Victoria’s Secret Banana Republic Fifth Avenue Presbyterian Van Cleef & Arpels Harry Winston/ Swatch Cartier Coach/ Gap Dyson Microsoft Stuart Weitzman Nike Hublot Under Armour UPPER FIFTH AVENUE TIMES SQUARE CONTROL BOTH SIDES OF THE BOWTIE 1540 BROADWAY 1535 BROADWAY OWN 23% OF FRONTAGE1 1. Excludes churches, clubs and retail owned by users 7

VORNADO BLUE-CHIP RETAIL TENANT ROSTER 8

VORNADO STREET RETAIL PORTFOLIO - LARGELY BUTTONED UP Over 50% of Vornado street retail NOI comes from Upper Fifth Avenue and Times Square. Both are locked up with high quality tenants: TENANT YEAR OF EXPIRATION Zara 2019 MAC Cosmetics 2024 Hollister 2024 Uniqlo 2026 Tissot 2026 Dyson 2027 Ferragamo 2028 Swatch 2031 Harry Winston 2031 Victoria’s Secret 2032 TENANT YEAR OF EXPIRATION US Polo 2023 Sunglass Hut 2023 Planet Hollywood 2023 MAC Cosmetics 2025 T-Mobile 2025 Invicta 2025 Disney 2026 Levi's 2028 Sephora 2029 Swatch 2030 Forever 21 2031 Nederlander Theater 2050 UPPER FIFTH AVENUE TIMES SQUARE 1% 10% 8% 2% 3% 1% 8% 14% 4% 9% 5% 35% - $20 $40 $60 $80 $10 0 $12 0 $14 0 $16 0 $18 0 M ill si on s of D ol la rs 1. Tenant has the right to cancel in 2023 2. Levi's lease signed November 2017. Tenant has the right to cancel in 2024 NEW YORK RETAIL EXPIRATIONS BY REVENUE AS OF 9/30/2017 Weighted Average Lease Term: 8.06 Years 21 9

VORNADO NEAR-TERM CATALYSTS FOR SHAREHOLDER VALUE CREATION 1. Inclusive of $170MM in dividends already paid to shareholders through 9/30/2017 • Recent spin-merger of the DC Business with JBG SMITH creates the premier NYC pure-play REIT • Spotlights Vornado’s unique NYC franchise and irreplaceable portfolio • Significant near-term embedded NOI growth from signed leases • Additional growth from creative-class new developments in process (900,000 SF at share) in the Chelsea/Meatpacking area as well as the Moynihan Office Building redevelopment • Penn Plaza Redevelopment – 9 million SF existing portfolio (6.7 million SF of office with average in-place rents of $61 PSF) with significant NOI upside and value creation post-redevelopment, including Hotel Pennsylvania and other sites in the district • Complete the sellout of 220 Central Park South luxury condominiums – incremental net proceeds after repayment of debt and taxes is expected to be $900MM1 • Significant cash and available liquidity (~$4 billion) provide dry powder to take advantage of market opportunities • Trading at a significant discount to Net Asset Value 10

VORNADO TRADING AT A SIGNIFICANT DISCOUNT TO NET ASSET VALUE VNO Share Price (11/08/17) 74.24$ Shares outstanding 203.8 Equity Market Capitalization 15,130$ Plus: Debt and preferred at share1 10,548 Other liabilities2 554 Gross Market Capitalization 26,232$ Less: theMART3 2,060 555 California Street3 1,260 New York - Residential3 629 Hotel Pennsylvania3 500 Cash, restricted cash and marketable securities 1,579 220 CPS 900$ Less: Dividends paid to common shareholders (170) 730 ALX (1,654,000 units at $405.29/share (at 11/08/17)) 670 Sensitivity Table Inputs BMS (annualized 1Q17 EBITDA of $22 at a 7.0x multiple) 171 Real estate fund investments 123 UE (5,717,000 units at $24.28/share (at 11/08/17)) 139 PEI (6,250,000 units at $10.38/share (at 11/08/17)) 65 Other assets 920 Other construction in progress (at 110% of book value) 134 Total – Other 8,980$ NYC Office and Street Retail Business 17,252$ NYC Office and Street Retail Pro Forma Cash NOI4 1,013$ Implied Cap Rate 5.9% Vornado Share Price by NYC Office and NYC Street Retail Cap Rate NYC Street Retail NYC Office 74 3.50% 4.00% 4.50% 15.01% 4.00% 120 114 109 #DIV/0! 83 4.50% 111 105 100 #DIV/0! $74.24 5.00% 103 97 93 #DIV/0! 67 1. Excludes the following: 220 CPS debt of $1,325MM (which includes the delayed-draw term loan outstanding balance of $375MM), since 220 Central Park South is for-sale property and the debt will self liquidate from the proceeds of executed sales contracts; our share of ALX, UE, and PEI debt as they are represented on an equity basis; our share of 666 Fifth Avenue Office debt of $698MM because 666 Fifth Avenue Office Cash NOI is excluded from Pro-Forma Cash NOI 2. Includes the following: $89MM of capital required for leases to achieve Incremental NOI from Signed Leases. Excludes the following: $240MM for the 1535 Broadway capital lease obligation, which will be offset by the incremental value from purchasing the fee from Host Hotels & Resorts in the future 3. Values as of 12/31/2016 4. Pro Forma cash NOI as of 9/30/2017. See page 30 for GAAP reconciliation VNO Share Price (11/08/17) 74.24$ Shares outstanding 203.8 Equity Market Capitalization 15,130$ Plus: Debt and preferred at share1 10,548 Other liabilities2 554 Gross Market Capitalization 26,232$ Less: theMART3 2,060 555 California Street3 1,260 New York - Residential3 629 Hotel Pennsylvania3 500 Cash, restricted cash and marketable securities 1,579 220 CPS 900$ Less: Dividends paid to common shareholders (170) 730 ALX (1,654,000 units at $405.29/share (at 11/08/17)) 670 Sensitivity Table Inputs BMS (annualized 1Q17 EBITDA of $22 at a 7.0x multiple) 171 Real estate fund investments 123 UE (5,717,000 units at $24.28/share (at 11/08/17)) 139 PEI (6,250,000 units at $10.38/share (at 11/08/17)) 65 Other assets 920 Other construction in progress (at 110% of book value) 134 Total – Other 8,980$ NYC Office and Street Retail Business 17,252$ NYC Office and Street Retail Pro Forma Cash NOI4 1,013$ Implied Cap Rate 5.9% Vornado Share Price by NYC Office and NYC Street Retail Cap Rate NYC Street Retail NYC Office 74 3.50% 4.00% 4.50% 15.01% 4.00% 120 114 109 #DIV/0! 83 4.50% 111 105 100 #DIV/0! $74.24 5.00% 103 97 93 #DIV/0! 67 (Amounts in millions) All numbers as of 9/30/2017 except as noted 11

VORNADO
FORTRESS BALANCE SHEET

VORNADO REALTY TRUST

(Amounts in millions)

		At 9/30/17
Secured debt	$	8,205
Unsecured debt		1,225
Pro rata share of non-consolidated debt (excluding Toys R Us)		3,468
Less: noncontrolling interests' share of consolidated debt		(601)
Total debt		12,297
220 CPS (mortgage + term loan)		(1,325)
666 Fifth Avenue Office debt at share		(698)
Cash, restricted cash and marketable securities		(1,579)
Net Debt	$	8,695
TTM EBITDA, as adjusted excluding 666 Fifth Avenue Office (non-GAAP)[1]	$	1,253
Net Debt / EBITDA		6.9x

- ~$4 billion of liquidity
- ~$11 billion of unencumbered assets
- Investment grade credit rating of Baa2/BBB/BBB

1. See page 30 for GAAP reconciliation

12

VORNADO LEADER AMONG BEST-IN-CLASS REITS 1 5.4% 3.5% 2.7% 2.6% 2.5% 4.0% 3.8% 3.5% 3.4% 3.3% 3.2% 2.8% 1.9% Vornado SLG BXP DEI KRC EQR PSA AVB SPG TCO VTR FRT PLD From 2006 to 2016, Vornado has delivered superior same-store NOI growth relative to blue-chip peers 2006-2016 Same-Store NOI CAGR 1. Same-store NOI growth data for all companies taken from public filings. Vornado NOI includes New York office, New York retail, ALX, 555 California Street, and theMART. Excludes investment income, our Real Estate Fund, Hotel Pennsylvania, UE, PREIT and other. VTR CAGR is from 2008. 13

VORNADO CONSISTENT TRACK RECORD OF STRONG GROWTH $687 $764 $753 $833 $884 $863 $987 $1,019 $1,068 $1,176 $121 $45 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 1. See page 29 2. Incremental cash NOI is derived solely from signed leases not yet commenced; GAAP reconciliation on page 30 Vornado 10-year NOI1 (NON-GAAP) Incremen tal Cash NOI from Signed Leases of $166MM 2 14

VORNADO

LEADER IN REPOSITIONING AND MODERNIZING PROPERTIES 11 ASSETS TOTALING 10.3 MM SF

VORNADO REALTY TRUST



90 PARK AVENUE –2016
961,000 SF
- Pricewaterhouse Coopers LLP
- Foley & Lardner LLP
- FactSet
- Alston & Bird
- Gramercy Property Trust
- Nuveen



280 PARK AVENUE –2015
1,254,000 SF
- PJT Partners
- Franklin Templeton Investments
- Cohen & Steers
- Trian Fund Management
- Viking Global Investors LP
- Blue Mountain Capital



330 WEST 34TH STREET –2015
709,000 SF
- Foot Locker
- Outcome Health
- Deutsch
- New York & Company
- Structure Tone
- HomeAdvisor



7 WEST 34TH STREET –2014
479,000 SF
- Amazon



1290 AVE OF THE AMERICAS –2014
2,114,000 SF
- Neuberger Berman
- AXA Equitable
- Cushman & Wakefield
- Hachette Book Group
- State Street Bank
- Columbia University



330 MADISON AVENUE –2012
846,000 SF
- Glencore
- Guggenheim Partners
- JLL
- Point72 Asset Management
- HSBC Bank
- American Century Investments



350 PARK AVENUE –2008
571,000 SF
- M&T Bank
- Ziff Brothers
- Citco
- Marshall Wace North America, L.P.



888 SEVENTH AVENUE –2008
888,000 SF
- TPG Capital
- United Talent Agency
- Corcoran Sunshine
- Lone Star
- Principal Global Investors
- Advent Capital Management
- Hutchin Hill



640 FIFTH AVENUE –2005
314,000 SF
- Victoria's Secret
- Dyson
- Fidelity Investments
- Dune Capital
- Owl Creek Asset Management
- Hitchwood Capital Management



731 LEXINGTON AVENUE –2004
1,063,000 SF
- Bloomberg LP



770 BROADWAY – 1999
1,159,000 SF
- Facebook
- Oath Inc.
- J.Crew

15

HUDSON YARDS MANHATTAN WEST PENN PLAZA VORNADO PENN PLAZA - AN UNPRECEDENTED OPPORTUNITY 16

253 305 Fifth EMPIRE STATE BUILDING MACY’S MOYNIHAN OFFICE BUILDING AND TRAIN HALL MADISON SQUARE GARDEN 11 PENN PLAZA 100 WEST 33RD ST MANHATTAN MALL 1 PENN PLAZA330 WEST34TH ST 7 WEST 34TH ST 15 PENN PLAZA HOTEL PENN 2 PENN PLAZA W 37TH STREET W 36TH STREET W 35TH STREET W 34TH STREET PLAZA33 W 33RD STREET W 32ND STREET W 31ST STREET W 30TH STREET W 29TH STREET W 28TH STREET N IN T H A V E N U E S IX T H A V E N U E B R O A D W A Y S E V E N T H A V E N U E FI FT H A VE N U E E IG H T H A V E N U E Tremendous Value Creation Opportunity • Existing office leasable space of 6.7MM SF with average in-place rents of $61 PSF1 • Hudson Yards to the west asking rents average $110 PSF1, a 80% premium • Transformation of the neighborhood will also substantially enhance the value of Vornado’s Penn Plaza retail holdings VORNADO PENN PLAZA - AN UNPRECEDENTED OPPORTUNITY 1. As of 9/30/17 Vornado Owned Properties Penn Station Vornado Air Rights Additional Assemblage Opportunity 17

VORNADO PENN PLAZA - AN UNPRECEDENTED OPPORTUNITY EMPIRE STATE BUILDING MACY’S MOYNIHAN TRAIN HALL THE FARLEY BUILDING HUDSON YARDS MANHATTAN WEST HERALD SQUARE PENN STATION MADISON SQUARE GARDEN Hig h Lin e 11th A ve 10th A ve 9th A ve 8th A ve W. 40th St W. 34th St W. 31st St W. 28th St High Line High Lin e BRYANT PARK 6th A ve Madiso n Par k 5th A ve Broadwa y 7th A ve C A E 2 1 3 Q N R 5 4 6F M B D 7 S PENN PLAZA M34M34 M34 M34 M34 M20 M5 M4 M4 M7 M7 M55 M55 M55M32 M32 M4M32 M34 M34 M34 NJ TRANSIT AMTRAK PATH PATH LIRR 40,000 RIDERS PER DAY 178,000 RIDERS PER DAY 28,000 RIDERS PER DAY 168,000 RIDERS PER DAY 234,000 RIDERS PER DAY 125,000 RIDERS PER DAY M20 225,000 RIDERS PER DAY 366,000 RIDERS PER DAY 18

PROPOSED “PENN SOUTH” CONCOURSE NEW MOYNIHAN TRAIN HALL (FARLEY BUILDING) RAIL CONCOURSES 5 TRANSFORMED LONG ISLAND RAIL ROAD CONCOURSE RECENTLY OPENED WEST END CONCOURSE NEW ENTRANCES MODERNIZED SUBWAY STATIONS REDEVELOPED AMTRAK CONCOURSE NEW ENTRANCES MODERNIZED SUBWAY STATIONS VORNADO PENN PLAZA - AN UNPRECEDENTED OPPORTUNITY 8th Av enu e 7th Av enu e 33rd Street 31st Street 19

VORNADO - MOYNIHAN OFFICE BUILDING DEVELOPMENT FURTHER TRANSFORMING THE PENN PLAZA NEIGHBORHOOD • A 50/50 joint venture between Vornado and the Related Companies recently closed and commenced on the conversion of the Farley Post Office in Penn Plaza into the new Moynihan Office Building and Train Hall • Total budget of $515 million at share • The building is subject to a ground lease which expires in 2116 • The joint venture will develop 730,000 SF of unique creative office space and 120,000 SF of train hall retail • Expected delivery 2020 Rendering of Moynihan Train Hall Stair connecting Moynihan Office Building to Moynihan Train Hall Moynihan Train Hall and Retail facing 9 TH Avenue 20

VORNADO

GROWTH FROM NEW PROJECTS IN CHELSEA / MEATPACKING

VORNADO REALTY TRUST


512W22
Size: 173,000 RSF
Completion: 1Q 2018


260 ELEVENTH AVENUE
Size: 300,000 RSF
Est. Completion: 2021


SIXTY ONE
Size: 170,000 RSF
Completion: 4Q 2017


85 TENTH AVENUE
Size:627,000 RSF
Acquired: 4Q2016


260 ELEVENTH AVENUE
THE HIGHLINE
CHELSEA
23RD ST
512W22
20TH ST
17TH ST
CHELSEA PIERS
85 TENTH AVENUE
SIXTY ONE
14TH ST
THE HIGHLINE
MEATPACKING

21

VORNADO
theMART
VORNADO REALTY TRUST




theMART




1871







theMART building (Chicago) – best example of contemporary office space outside of Silicon Valley. Transformed from a showroom building to the premier creative and tech hub in the Midwest, resulting in significant earnings growth and value creation with significant upside | **3,670,000 SF – 98.7% Occupancy**[1]

- Between 2011 and 3Q17, converted over 900,000 SF in the building from showroom/ trade show space to creative office/retail space
- 2.8 million SF of total space leased since 2012
- 3Q17 TTM Pro Forma NOI (non-GAAP)[2,3] of $102.3 million for theMART building versus 2011 NOI (non-GAAP)[2,3] of $54.3 million
- In place escalated rents average $41.41 PSF as of 9/30/2017

Major Tenants:

- Motorola Mobility (guaranteed by Google)
- ConAgra Foods Inc.
- 1871
- Kellogg's
- Matter
- Yelp Inc.
- Paypal, Inc.
- Beam Suntory
- Caterpillar
- Allstate
- Bosch
- Condé Nast

1. As of 9/30/2017; square footage ("SF")
2. Adds back free rent
3. See page 32 for GAAP Reconciliation

22

VORNADO
555 CALIFORNIA STREET

VORNADO REALTY TRUST


315 555 345











555 California Street – the franchise office building in San Francisco and arguably the most iconic building on the west coast – further NOI growth expected from redeveloped concourse and 315/345 Montgomery | **1,804,000 SF – 94.2% Occupancy[1]**

- 1.3 million SF of office space leased since 2012
- 3Q 2017 TTM Pro Forma NOI (non-GAAP)[2,3] of $48.9 million (which does not include NOI from approximately 162,000 SF of vacancy and space under redevelopment) versus 2012 NOI (non-GAAP)[2,3] of $38.8 million
- In place escalated rents average $70.89 PSF as of 9/30/2017

1. As of 9/30/2017; square footage ("SF") shown at 100% share
2. Adds back free rent
3. See page 32 for GAAP Reconciliation

Major Tenants:

- Bank of America
- Dodge & Cox
- Fenwick & West LLP
- Sidley Austin
- Microsoft
- Jones Day
- Goldman Sachs & Co.
- Kirkland & Ellis LLP
- Morgan Stanley
- UBS
- Wells Fargo
- Supercell
- KKR
- Tencent
- AllianceBernstein
- McKinsey & Company Inc.
- Norton Rose Fulbright

23

A LEADER IN SUSTAINABILITY NATIONALLY RECOGNIZED, INDUSTRY-LEADING SUSTAINABILITY PROGRAM • Energy Star Partner of the Year in 2013, 2014, 2015, and 2017, Sustained Excellence recipient • 20 million square feet of owned and managed LEED certified buildings • Largest landlord of LEED certified buildings in New York City with 13 Million SF. All new commercial developments will be, at minimum, LEED Gold certified • NAREIT Leader in the Light award 2017, 8th year in a row • Global Real Estate Sustainability Benchmark (GRESB) “Green Star” since 2013; sector leader for North America's diversified category 2017 • 20% reduction in same-store greenhouse gas emission since 2009 SUSTAINABILITY SM 24

A P P E N D I X

WHY NEW YORK?

VORNADO REALTY TRUST

- Global city favored by businesses, residents, tourists and investors
- US gateway city with the strongest long-term population growth[1] – vibrant 24/7 environment benefits from trend towards urbanization
- Diversified employment base continues path of outsized growth
    - In 1990, 1 in 2 New York jobs were in the financial services industry – now that ratio is 1 in 4[2]
- Over 60 million tourists in 2016 and the most visited international tourist destination in the US (12.7 million international visitors)[3]
- Most attractive and liquid real estate market in the US - drives competitive pricing from a deep pool of global investors[4]
- Long-term history of superior asset appreciation - Class A properties historically double in value every 10 years[5]



1. Source: Cushman & Wakefield, U.S. Census Bureau
2. Source: JLL Manhattan Market Overview (September, 2016)
3. Source: MasterCard 2015 Global Destination Cities Index, New York & Company (reflects 2016)
4. Source: Real Capital Analytics
5. Source: Cushman & Wakefield

26

WHY NEW YORK? STRONG EMPLOYMENT GROWTH +33.8 +30.3 +32.9 +30.6 +44.6 +42.1 +30.4 +17.8 0 10 20 30 40 50 2010 2011 2012 2013 2014 2015 2016 2017 YTD Thousands of Persons SOURCE: U.S. BUREAU OF LABOR STATISTICS * Through 3Q 2017 27

27.1 29.8 29.4 29.5 30.2 33 33.8 35.8 36.5 37.1 37.6 37.0 39.0 40.3 41.8 42.8 44.5 46.2 48.1 49.3 6 6.6 6.8 5.7 5.1 4.8 6.1 6.8 7.3 8.9 9.5 8.6 9.8 10.6 10.9 11.5 12.0 12.3 12.7 12.4 33.1 36.4 36.2 35.2 35.3 37.8 39.9 42.6 43.8 46.0 47.1 45.6 48.8 50.9 52.7 54.3 56.5 58.5 60.7 61.7 0 10 20 30 40 50 60 70 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017E International Domestic Source: Cushman & Wakefield, NYC +Co WHY NEW YORK? CONSISTENT TOURISM GROWTH Overall CA GR: 3.3% International Domestic Millions of T ouris ts 28

NON-GAAP RECONCILIATION

VORNADO REALTY TRUST

(Amounts in millions)

Reconciliation of Net income attributes to the Operating Partnership to EBITDA, EBITDA, as adjusted and NOI for the twelve months ended December 31, 2007 through 2016

	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Net income attributable to the Operating Partnership	$ 961	$ 804	$ 913	$ 501	$ 663	$ 718	$ 703	$ 131	$ 415	$ 611
Interest and debt expense	507	470	654	759	761	798	828	827	822	853
Depreciation and amortization	694	665	686	733	735	778	729	729	711	677
Income tax expense (benefit)	12	(85)	24	26	7	5	(23)	10	(142)	4
EBITDA (non-GAAP)	2,174	1,854	2,277	2,019	2,166	2,299	2,237	1,697	1,806	2,145
Adjustments, net (1)	(653)	(354)	(859)	(661)	(954)	(1,083)	(1,077)	(602)	(665)	(1,015)
Washington, DC segment	(286)	(286)	(286)	(290)	(295)	(329)	(329)	(300)	(278)	(260)
Income (loss) from Real Estate Fund	21	(34)	(70)	(50)	(25)	(9)	(1)	-	-	-
EBITDA, as adjusted (non-GAAP)	1,256	1,180	1,062	1,018	892	878	830	795	863	870
Hotel Pennsylvania	(10)	(23)	(31)	(30)	(28)	(30)	(24)	(15)	(42)	(38)
Interest and other investment income, net (2)	(6)	(7)	(6)	(24)	(25)	(41)	(37)	(66)	(110)	(179)
EBITDA of 85 Tenth Avenue	(39)	(26)	(17)	(22)	(23)	(22)	(21)	(24)	(5)	(4)
EBITDA, as adjusted excl. Hotel Penn, investment income, and 85 Tenth Avenue (non-GAAP)	1,201	1,124	1,008	942	816	785	748	690	706	649
General and administrative expense	179	175	169	177	167	210	214	231	194	189
Equity earnings of ALX, UE and PEI in excess of dividend	(40)	(30)	(23)	(24)	(22)	(28)	(28)	(38)	(28)	(44)
Straight-line, FAS 141 and other	(164)	(201)	(135)	(108)	(98)	(83)	(101)	(130)	(108)	(107)
NOI excl. Hotel Penn, investment income, and 85 Tenth Avenue (non-GAAP)	$ 1,176	$ 1,068	$ 1,019	$ 987	$ 863	$ 884	$ 833	$ 753	$ 764	$ 687

1. Includes income from sold properties, gains on sale of real estate, impairment losses and other adjustments
2. Includes interest on mezzanine debt, dividends on marketable securities, income on corporate investments and other adjustments

29

M. Roszkowski x0369 TTM September 30, 2017 209$pihsrentraP gnitarepO eht ot elbatubirtta emocni teN 974esnepxe tbed dna tseretnI 946noitazitroma dna noitaicerpeD Income tax expense 3 EBITDA (non-GAAP) 2,033 Adjustments, net(1) (755) EBITDA, as adjusted (non-GAAP) 1,278 )52(eciffO eunevA htfiF 666 :sseL EBITDA, as adjusted excluding 666 Fifth Avenue Office (non-GAAP) $ 1,253 NON-GAAP RECONCILIATION (CONT’D) 1. Includes income from our former Washington, DC segment, sold properties and our Real Estate Fund, gains on sale of real estate, impairment losses and other adjustments (Amounts in millions) Reconciliation of Net income attributable to the Operating Partnership to EBITDA, EBITDA as adjusted and EBITDA, as adjusted excluding 666 Fifth Avenue Office for the twelve months ended September 30, 2017 Reconciliation of Vornado’s GAAP Incremental Revenue to Cash Incremental Revenue attributable to leases signed, but not yet commenced, for the twelve months ended December 31, 2017 and 2018 hsaCPAAG Incremental SL Rent Incremental Revenue Adjustment Revenue 2017 40$ 81$ 121$ 2018 19 26 45 Total 59$ 107$ 166$ 30

NON-GAAP RECONCILIATION (CONT’D) 1. Adjustments at share for: straight-line rent, non-cash (FAS 141) income and elimination of non-cash EBITDA from 666 Fifth Avenue - Office (Amounts in millions) Reconciliation of trailing twelve months net income to EBITDA, EBITDA, as adjusted, Cash NOI, as adjusted, and Pro Forma Cash NOI for the twelve months ended September 30, 2017 M. Roszkowski x0369 Trailing Twelve Months Ended September 30, 2017 New York 555 California Total Oﬃce Retail Residential theMART Street 304$emocni teN $ 171 $ 194 $ 3 $ 32 $ 3 143esnepxe tbed dna tseretnI 216 74 12 19 20 874noitazitroma dna noitaicerpeD 308 95 10 41 24 3esnepxe xat emocnI 2 - - 1 - 522,1)PAAG-non( ADTIBE 697 363 25 93 47 - ADTIBE tcapmi taht smeti niatreC - - - - - 522,1d (non-GAAP)etsujda sa ,ADTIBE 697 363 25 93 47 Non-cash adjustments & other(1) (166) (106) (49) (3) (4) (4) 54A&G lanoisiviD :kcab-ddA 27 11 - 7 - 346922523816401,1d (non-GAAP)etsujda sa ,ION hsaC Incremental NOI from signed leases 84 57 13 - 14 - Pro Forma Cash NOI (non-GAAP) $ 1,188 $ 675 $ 338 $ 22 $ 110 $ 43 $1,013 31

NON-GAAP RECONCILIATION (CONT'D)

VORNADO REALTY TRUST

(Amounts in millions)

Reconciliation of theMART Building Net income to EBITDA, EBITDA, as adjusted, and Pro forma NOI for the year ended December 31, 2011 and the trailing twelve months ended September 30, 2017.

	For the Trailing Twelve Months Ended September 30, 2017	For the Year Ended December 31, 2011
Net income	$ 32.5	$ (4.5)
Interest and debt expense	18.8	31.2
Depreciation and amortization	38.2	21.6
Income tax expense	-	-
EBITDA	89.5	48.3
Certain items that impact EBITDA	-	-
EBITDA, as adjusted	89.5	48.3
Non-cash adjustments and other	(0.7)	6.0
Incremental NOI from signed leases	13.5	-
Pro forma NOI	$ 102.3	$ 54.3

Reconciliation of 555 California Net income to EBITDA, EBITDA, as adjusted, and Pro forma NOI for the year ended December 31, 2012 and the trailing twelve months ended September 30, 2017.

	For the Trailing Twelve Months Ended September 30, 2017[1]	For the year ended December 31, 2012[1]
Net income	$ 3.1	$ (4.6)
Interest and debt expense	19.5	22.0
Depreciation and amortization	23.8	28.5
Income tax expense	0.2	0.3
EBITDA	46.6	46.2
Certain items that impact EBITDA	-	(5.6)
EBITDA, as adjusted	46.6	40.6
Non-cash adjustments and other	1.6	(1.8)
Incremental NOI from signed leases	0.7	-
Pro forma NOI	$ 48.9	$ 38.8

1. *Excluding noncontrolling interests share*

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